                                                                    EXHIBIT 10.1

       DATE OF LEASE EXECUTION:  June 12, 1996
                                 (To be Completed by Landlord)

                                   ARTICLE I
                                 REFERENCE DATA
1.1 SUBJECTS REFERRED TO:
    Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this
    Section 1.1:

LANDLORD: THE TRUSTEES OF LEXINGTON DEVELOPMENT COMPANY TRUST
          ---------------------------------------------------
MANAGING AGENT: Spaulding and Slye Services Limited Partnership
                -----------------------------------------------
LANDLORD'S & MANAGING AGENT'S ADDRESS:
                                c/o Spaulding and Slye Services Ltd. Partnership 25 Burlington Mall Road
                                Burlington, MA 01803
                                Attention: Treasurer
LANDLORD'S REPRESENTATIVE: Bruce D. Nolen
                           --------------
TENANT: Photoelectron Corporation
        -------------------------
TENANT'S ADDRESS (For Notice and Billing): Five Forbes Road, Lexington, MA 02173
                                           -------------------------------------
TENANT'S REPRESENTATIVE: Mr. Peter Oettinger
                         -------------------
BUILDING ADDRESS: Five Forbes Road, Lexington, Massachusetts 02173
                 -------------------------------------------------
RENTABLE FLOOR AREA OF TENANT'S SPACE: 14,992 Square Feet (r.s.f.) approximately
                                       ------
(per Exhibit A)
---------------
TOTAL RENTABLE FLOOR AREA OF THE BUILDING: 30,710 Square Feet (r.s.f.)
                                           ------
approximately

TENANT'S DESIGN COMPLETION DATE: May 16, 1996
                                 ------------
SCHEDULED TERM COMMENCEMENT DATE: May 7, 1996
                                 ------------
RENT COMMENCEMENT DATE: The earlier of July 15, 1996 or Certificate of Occupancy
                        --------------------------------------------------------
for Leasehold Improvements.
---------------------------

TERM EXPIRATION DATE: July 31, 2002   APPROXIMATE TERM: Six Years, Three Months
                      -------------                     -----------------------
ANNUAL BASE RENT: $7.25 (subject to increase per Exhibit B, Rider To Lease) Per
                  ---------------------------------------------------------
Rentable Square Foot (p.r.s.f.)

ANNUAL ESTIMATED OPERATING COSTS: $207,292.50 for the Building: $6.75 =
                                  -----------                   -----
(p.r.s.f.)

ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE (included in Annual Rent):
$12,743.20: $.85 (p.r.s.f.)
----------  ----
OTHER: for the Building: $ = (p.r.s.f.)

ANNUAL RENT: $222,631.20 (Subject to an Annual Adjustment as provided in Article
             -----------
IV and as provided in Exhibit B, Rider To Lease), computed as follows:

     ANNUAL RENT: $7.25 (subject to increase per Exhibit B, Rider To Lease
                   -------------------------------------------------------
                  Annual Base Rent (p.r.s.f.) + $6.75 Annual Estimated
                                                -----
                  Operating Costs (p.r.s.f.) + $.85 Annual Estimated Electrical
                                               ----
                  Costs to Tenant's Space (p.r.s.f.) + N/A Other (p.r.s.f.) =
                                                       ---
                  $14.85 Total Rate (p.r.s.f.) X 14,992 rentable square feet =
                  ------                         ------
                  $222,631.20 Annual Rent, (Subject to adjustment per Exhibit B,
                  -----------
                  Rider attached.)

FIRST FISCAL YEAR FOR TENANT'S PAYING OPERATING COST ESCALATION: YEAR ENDING:
December 31, 1997
-----------------

SECURITY DEPOSIT: $125,000 GUARANTOR: N/A
                  --------            ---
TENANT IMPROVEMENT REIMBURSEMENT TO LANDLORD: Premises Delivered in "As-Is"
                                              -----------------------------
Condition
---------

PERMITTED USES: General Office/Uses Accessory to Permitted Scientific Research,
                ---------------------------------------------------------------
Development or Related Production, as permitted by Law.
-------------------------------------------------------

PUBLIC LIABILITY INSURANCE: BODILY INJURY: $2,000,000  PROPERTY DAMAGE:
$1,000,000

SPECIAL PROVISIONS: See Exhibit B, Rider To Lease; Premises are delivered in
                    --------------------------------------------------------
strictly "As-Is" condition.
---------------------------
1.2 EXHIBITS
   The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as part of this Lease:
   Exhibit A - Plan showing Tenant's Space.
   Exhibit B - Riders (if applicable).
   Exhibit C - Specifications of Leasehold Improvements and Tenant Layout (if
               applicable).
   Exhibit D - Landlord's Services.
   Exhibit E - Rules and Regulations.


1.3                          TABLE OF CONTENTS                                                          PAGE

ARTICLE II
PREMISES AND TERM..........................................................................................4
     2.1 PREMISES..........................................................................................4
     2.2 TERM..............................................................................................4

ARTICLE III
CONSTRUCTION...............................................................................................4
     3.1 INITIAL CONSTRUCTION..............................................................................4
     3.2 PREPARATION OF PREMISES FOR OCCUPANCY:............................................................5
     3.3 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.....................................................5
     3.4 REPRESENTATIVES...................................................................................6

ARTICLE IV
RENT.......................................................................................................6
     4.1 RENT..............................................................................................6
     4.2 OPERATING COSTS: ESCALATION.......................................................................6
     4.3 ESTIMATED ESCALATION PAYMENTS.....................................................................7
     4.4 CHANGE OF FISCAL YEAR.............................................................................8
     4.5 PAYMENTS..........................................................................................8

ARTICLE V
LANDLORD'S COVENANTS.......................................................................................8
     5.1 LANDLORD'S COVENANTS DURING THE TERM..............................................................8
     5.1.1   Building Services.............................................................................8
     5.1.2   Additional Building Services..................................................................8
     5.1.3   Repairs.......................................................................................8
     5.1.4   Quiet Enjoyment...............................................................................8
     5.2 INTERRUPTIONS.....................................................................................8

ARTICLE VI
TENANT'S COVENANTS.........................................................................................9
     6.1 TENANT'S COVENANTS DURING THE TERM................................................................9
     6.1.1   Tenant's Payments.............................................................................9
     6.1.2   Repairs and Yielding Up.......................................................................9
     6.1.3   Occupancy and Use.............................................................................9
     6.1.4   Rules and Regulations.........................................................................9
     6.1.5   Safety Appliances.............................................................................9
     6.1.6   Assignment and Subletting.....................................................................9
     6.1.7   Indemnity....................................................................................10
     6.1.8   Tenant's Liability Insurance.................................................................10
     6.1.9   Tenant's Worker's Compensation Insurance.....................................................10
     6.1.10  Landlord's Right of Entry....................................................................10
     6.1.11  Loading......................................................................................11
     6.1.12  Landlord's Costs.............................................................................11
     6.1.13  Tenant's Property............................................................................11
     6.1.14  Labor or Materialmen's Liens.................................................................Il
     6.1.15  Changes or Additions.........................................................................11
     6.1.16  Holdover.....................................................................................11

ARTICLE VII
CASUALTY AND TAKING.......................................................................................11
     7.1 CASUALTY AND TAKING..............................................................................11
     7.2 RESERVATION OF AWARD.............................................................................12

ARTICLE VIII
RIGHTS OF MORTGAGEE.......................................................................................12
     8.1 PRIORITY OF LEASE................................................................................12
     8.2 RIGHTS OF MORTGAGE HOLDERS; LIMITATION OF MORTGAGEE'S LIABILITY..................................12
     8.3 MORTGAGEE'S ELECTION.............................................................................12
     8.4 NO PREPAYMENT OR MODIFICATION, ETC...............................................................13
     8.5 NO RELEASE OR TERMINATION........................................................................13
     8.6 CONTINUING OFFER.................................................................................13
     8.7 MORTGAGEE'S APPROVAL.............................................................................13

ARTICLE IX
DEFAULT                                                                                                   13
     9.1 EVENTS OF DEFAULT................................................................................13
     9.2 TENANT'S OBLIGATIONS AFTER TERMINATION...........................................................14

ARTICLE X


MISCELLANEOUS                                                                                             14
    10.1     NOTICE OF LEASE..............................................................................14
    10.2     RELOCATION...................................................................................15
    10.3     NOTICES FROM ONE PARTY TO THE OTHER..........................................................15
    10.4     BIND AND INURE...............................................................................15
    10.5     NO SURRENDER.................................................................................15
    10.6     NO WAIVER, ETC...............................................................................15
    10.7     NO ACCORD AND SATISFACTION...................................................................15
    10.8     CUMULATIVE REMEDIES..........................................................................15
    10.9     LANDLORD'S RIGHT TO CURE.....................................................................16
    10.10    ESTOPPEL CERTIFICATE.........................................................................16
    10.11    WAIVER OF SUBROGATION........................................................................16
    10.12    ACTS OF GOD..................................................................................16
    10.13    BROKERAGE....................................................................................16
    10.14    SUBMISSION NOT AN OFFER......................................................................16
    10.15    APPLICABLE LAW AND CONSTRUCTION..............................................................16

ARTICLE XI
SECURITY DEPOSIT..........................................................................................17


                                   ARTICLE II
                               PREMISES AND TERM
2.1    PREMISES.

   Subject to and with the benefit of the provisions of this Lease and any ground lease or land disposition agreement relating to the parcel on which the Building is located (the "Lot"), Landlord hereby leases to Tenant, and Tenant leases from Landlord, Tenant's Space in the Building, excluding exterior faces of exterior walls, the common facilities area and building service fixtures and equipment serving exclusively or in common other parts of the Building. Tenant's Space, with such exclusions, is hereinafter referred to as the "Premises".

   Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the Lot, including the parking facility, if any, on a first-come, first-served basis, to the extent and in the location from time to time designated by Landlord, and (b) the building service fixtures and equipment serving the Premises.

   Landlord reserves the right from time to time, without unreasonable interference with Tenant's use, (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building and (b) to alter or relocate any common facilities, it being understood that if any parking spaces are provided, the same may be relocated on or off the Lot from time to time by Landlord, provided that in all events substitutions are substantially equivalent.

2.2    TERM.

   To have and to hold for a period (the "Term") commencing on the earliest of
(a) if Landlord is not obligated to perform construction work, on the Scheduled Term Commencement Date, or (b) if Landlord is obligated to perform construction work pursuant to Exhibit C, on the date on which the Premises are deemed ready for occupancy as provided in Section 3.2, and (c) in all events, the date on which Tenant occupies all or any part of the Premises (whichever of said dates is appropriate being hereafter referred to as the "Commencement Date"), and continuing until the Term Expiration Date, unless sooner terminated as provided in Section 3.2 or 7.1 or in Article IX. Landlord and Tenant will execute, upon request of either, a certificate acknowledging the Commencement Date of this Lease once such commencement date has occurred.

                                  ARTICLE III
                                  CONSTRUCTION
3.1    INITIAL CONSTRUCTION.
   On or before Tenant's Design Completion Date, if such date is indicated in
Section 1.1, Tenant shall provide to Landlord for approval complete sets of construction drawings and specifications (the "Complete Plans") prepared at Tenant's expense by Landlord's architect or an architect approved by Landlord and Landlord's engineer, including but not limited to:

   a.  [Stricken Language]
   b.  Dimensioned Partition Plans
   c.  Dimensioned Electrical and Telephone Outlet Plans
   d.  Reflected Ceiling Plans
   e.  Door and Hardware Schedules
   f.  Room Finish Schedules including wall, carpet and floor tile colors
   g.  Electrical, mechanical and structural engineering plans
   h. All necessary construction details and specifications for work not specified in Exhibit C

   Landlord and Tenant shall initial the Complete Plans after the same have been submitted by Tenant and approved by Landlord.

   If no date is indicated for Tenant's Design Completion Date in Section 1.1, Tenant agrees to accept the Premises on the Commencement Date in substantially the same condition as they exist on the date of execution of this Lease. All of Tenant's construction, installation of furnishings, and later changes or additions shall be coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not to damage the Building or Lot or interfere with Building operations. Except for installation of furnishings and the installation of telephone outlets which must be performed by a local telephone company at Tenant's direction and expense, all work described in the Complete Plans (the "Leasehold Improvements") shall be performed by [Stricken Language] Lee Construction Incorporated as general contractor,
                    --------------------------------
[Stricken Language]and shall be approved in advance by the Landlord's building
------------------------------------------------------------------------------
requirements, regulations and procedures.
----------------------------------------

[Stricken Language]

   Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use or lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Landlord will also disapprove any alterations or additions requested by Tenant which will delay completion of the Premises or the Building. All changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on termination of this Lease, or shall be removed or left at Tenant's election.

3.2    PREPARATION OF PREMISES FOR OCCUPANCY.

   If Landlord is obligated to perform construction work pursuant to Exhibit C, Landlord agrees to use reasonable efforts to have the Premises ready for occupancy on or before the Scheduled Term Commencement Date, which shall, however, be extended for a period equal to that of any delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes beyond Landlord's reasonable control. The Premises shall be deemed ready for occupancy on the date on which the Leasehold Improvements, as specified in Exhibit C and in the Complete Plans, are ready for occupancy as certified by Landlord's architect with the exception of minor items which can be fully completed without material interference with Tenant and other items which because of the season or weather or the nature of the item are not practicable to do at the time, provided that none of said items is necessary to make the Premises tenantable for the Permitted Uses; provided, however, that if Landlord is unable to complete construction due to delay in Tenant's compliance with the provisions of Section
3.1 of this Lease, then the Premises shall be deemed ready for occupancy no later than the Scheduled Term Commencement Date.

   Landlord shall permit Tenant access for installing equipment and furnishings in the Premises prior to the Term if it can be done without material interference with completion of the Building or remaining portions of the Leasehold Improvements.

   In the event of Tenant's failure to comply with the previsions of Section 3.1 to submit information or to deliver construction drawings and specifications which meet Landlord's approval, Landlord may, at Landlord's option, exercisable by notice to Tenant, either (a) terminate this Lease on the date specified in said notice to Tenant, and upon such termination Landlord shall have all the rights provided in Article IX of this Lease in the event of Tenant's default or
(b) assess Tenant liquidated damages in an amount equal to the Annual Rent divided by 365 for each day such failure continues, which damages shall be paid to Landlord on the Commencement Date. Notwithstanding the foregoing provisions, if the Premises are not deemed ready for occupancy within 120 days after the Scheduled Term Commencement Date for whatever reason, other than Tenant's default, Tenant may elect to cancel this Lease at any time thereafter while the Premises are not deemed ready for occupancy by giving notice to Landlord of such cancellation which shall be effective when given, it being understood that said election shall be Tenant's sole remedy at law or in equity for Landlord's failure to have the Premises ready for occupancy.

3.3    GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

   All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at

PAGE>

reasonable times and promptly shall give notice of observed defects. Landlord's obligations under Section 3.1 shall be deemed to have been performed when Tenant commences to occupy any portion of the Premises for the Permitted Uses except for items which are incomplete or do not conform with the requirements of
Section 3.1 and as to which Tenant shall in either case have given written notice to Landlord prior to such commencement. If Tenant shall not have commenced to occupy the Premises for the Permitted Uses within 30 days after they are deemed ready for occupancy as provided in Section 3.2, a certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that Landlord has performed all such obligations except for items stated in such certificate to be incomplete or not in conformity with such requirements. Landlord shall not be responsible for any loss, damage, or injury resulting from the installation of any components, fixtures, or equipment provided they were appropriately specified and installed in accordance with the manufacturer's or supplier's instructions.

3.4    REPRESENTATIVES.

   Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV
                                      RENT
4.1    RENT.

   Tenant agrees to pay rent to Landlord without any offset or reduction whatever (except as made in accordance with the express provisions of this Lease), equal to 1/12th of the Annual Rent in equal installments in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion, in advance.

   [Stricken Language]

   The term "Base Rent" shall mean the Annual Rent as most recently increased, less the sum of (a) $ 6.75 (p.r.s.f), being Tenant's proportionate share of
                      -------------
the Annual Estimated Operating Costs and (b) $.85 (p.r.s.f), being the
                                              ------------
Estimated Cost of Electrical Service to Tenant's Space and (c) $ _, being other costs, if any.

4.2    OPERATING COSTS: ESCALATION.
   Tenant's proportionate share of the Annual Estimated Operating Costs shall be determined by multiplying Annual Estimated Operating Costs by a fraction, the numerator of which is the Rentable Floor Area of Tenant's Space, and the denominator of which is the Total Rentable Floor Area of the Building.

   With respect to the First Fiscal Year for Tenant's Paying Operating Cost Escalation, or fraction thereof, and any fiscal year or fraction thereof thereafter, Tenant shall pay to Landlord, as additional rent, Operating Cost Escalation (as defined below), if any, on or before the thirtieth (30th) day following receipt by Tenant of Landlord's Statement (as defined below). As soon as practicable after the end of each Fiscal Year ending during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding Fiscal Year or fraction thereof, as the case may be, Landlord's Operating Costs, excluding the interest and amortization on mortgages for the Building and Lot or leasehold interests therein and the cost of special services rendered to tenants (including Tenant) for which a special charge is made, but including, without limitation: real estate taxes on the Building and Lot; installments and interest on assessments for public betterments or public improvements; expenses of any proceedings for abatement of taxes and assessments with respect to any fiscal year or fraction of a fiscal year; premiums for insurance; fees payable to third parties for financial audits of Landlord's Operating Costs; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Building and Lot; all utility charges not billed directly to tenants by Landlord or the utility; payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Lot (which payments may be to affiliates of Landlord provided the same are at reasonable rates consistent with the type of occupancy and the services rendered) rent paid by the managing agent or imputed cost equal to the loss of rent by Landlord for making available to the managing agent space for a Building office on the ground floor or above; if the Building shares common areas or facilities with another building or buildings, the Buildings' pro rata share (as reasonably determined by Landlord) of the cost of cleaning, operating, managing (including the cost of the management office for such buildings and facilities), maintaining and repairing such common areas and facilities; and all other reasonable and necessary expenses paid in connection with the cleaning, operating, managing, maintaining and repairing of the Building and Lot, or either, and properly chargeable against income, it being agreed that if Landlord installs a new or replacement capital item for the purpose of reducing Landlord's Operating Costs, the cost thereof as reasonably amortized in accordance with generally accepted accounting practices by
          ----------------------------------------------------------
Landlord, with interest at the average prime commercial rate in effect from time to time at the three largest national banks in Boston, Massachusetts on the unamortized amount, shall be included in Landlord's Operating Costs. Landlord's Statement shall also show the average number of square feet of the Building which were occupied for the preceding fiscal year or fraction thereof.

   "Operating Cost Escalation" shall be equal to the difference, if any, between:
   (a) the product of Landlord's Operating Costs as indicated in Landlord's Statement and a fraction, the numerator of which shall be the Rentable Floor Area of Tenant's Space and the denominator of which shall be one-half of the Total Rentable Floor Area of the Building plus one-half of the average number of such square feet as are occupied during such fiscal year or fraction thereof and
   (b) the product of the Annual Estimated Operating Costs (as reduced pursuant to this Section 4.2) and a fraction, the numerator of which shall be the Rentable Floor Area of Tenant's Space and the denominator of which shall be the Total Rentable Floor Area of the Building.

   If the management fee is reduced by reason of a tenant's default in the payment of Annual Rent or additional rent, Landlord shall reduce the Annual Estimated Operating Costs by the amount of such reduction in the management fee. In case of special services which are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be the same proportion which the Rentable Floor Area of Tenant's Space bears to the total rentable floor area to which such service is so rendered (such latter area to be determined in the same manner as the Total Rentable Floor Area of the Building).

   The term "real estate taxes" as used above shall mean all taxes of every kind and nature assessed by any government authority on the Lot, the Building and improvements, or both, which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Lot, the Building and improvements, or both, subject to the following: There shall be excluded from such taxes all income taxes, excess profits taxes, excise taxes, franchise taxes, and estate, succession, inheritance and transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot, Building, and improvements, or both, or a federal, state, county, municipal or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes".

   Notwithstanding any other provision of this Section 4.2, if the Term expires or is terminated as of a date other than the last day of a fiscal year, then for such fraction of a fiscal year at the end of the Term, Tenant's last payment to Landlord under this Section 4.2 shall be made on the basis of Landlord's best estimate of the items otherwise includable in Landlord's Statement and shall be made on or before the later of (a) 10 days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund to be made upon submission of Landlord's Statement.

4.3  ESTIMATED ESCALATION PAYMENTS.
   If, with respect to any fiscal year or fraction thereof during the Term, Landlord estimates that Tenant shall be obligated to pay Operating Cost Escalation, then Tenant shall pay, as additional rent, on the first day of each month of such fiscal year and each ensuing fiscal year thereafter, Estimated Monthly Escalation Payments equal to 1/12th of the estimated Operating Cost Escalation for the respective fiscal year, with an appropriate additional payment or refund to be made within 30 days after Landlord's Statement is delivered to Tenant. Landlord may adjust such Estimated Monthly Escalation Payment from time to time and at any time during a fiscal year, and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Escalation Payment.

4.3.1  ELECTRICITY
-----  -----------
   Tenant shall be responsible for paying its prorata share of all electricity
   ---------------------------------------------------------------------------
charges for relating to its use of the Premises as reasonably determined by the
-------------------------------------------------------------------------------
Landlord. Accordingly, the Annual Rent may be adjusted to reflect increases in
------------------------------------------------------------------------------
the Estimated Cost of the Electrical Service to Tenant's Space. At Tenant's
---------------------------------------------------------------------------
option, if the Tenant is in full occupancy of the Total Rentable Floor Area of
------------------------------------------------------------------------------
the Building, Tenant may pay all electricity charges to directly to the utility
-------------------------------------------------------------------------------
providing electric service, provided that all payments are made prior to the
----------------------------------------------------------------------------
date that such charges are due. In the event that Tenant exercises such option,
-------------------------------------------------------------------------------
Tenant shall no longer pay the Estimated Electrical Cost To Tenant's Space or
-----------------------------------------------------------------------------
other costs to Landlord and the Annual Estimated Operating Costs shall be
-------------------------------------------------------------------------
reduced to reflect the decrease in the Landlord's Operating Costs resulting
---------------------------------------------------------------------------
therefrom. Notwithstanding the foregoing, in no event shall such a
------------------------------------------------------------------
modification of the Estimated Electrical Costs result in a modification of
--------------------------------------------------------------------------
Annual Rent.
------------

4.4    CHANGE OF FISCAL YEAR.
   Landlord shall have the right from time to time to change the periods of accounting under Section 4.2 to any annual period other than a fiscal year, and upon any such change all items referred to in this Section 4.4 shall be appropriately apportioned. In all Landlord's Statements rendered under this
Section 4.4, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting. Tenant shall
                                                                ------------
have the right to audit the Landlord's Annual Statement, by a qualified
-----------------------------------------------------------------------
accountant, with at least fourteen (14) days prior written notice. Tenant shall
-------------------------------------------------------------------------------
pay the full cost of such audit, which must be performed in Landlord's office
-----------------------------------------------------------------------------
during normal business hours.
-----------------------------

4.5    PAYMENTS.
   All payments of Annual Rent and additional rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate. If any installment of Annual Rent or additional rent or on account of leasehold improvements is paid more than 5 days after the due date thereof, at Landlord's election, it shall bear interest at a rate equal to the average prime commercial rate from time to time established by the three largest national banks in Boston, Massachusetts plus 4% per annum from such due date, which interest shall be immediately due and payable as further additional rent.

                                   ARTICLE V
                              LANDLORD'S COVENANTS

5.1    LANDLORD'S COVENANTS DURING THE TERM.
   Landlord covenants during the Term:
   5.1.1 Building Services - To furnish, through Landlord's employees or independent contractors, the services listed in Exhibit D;

   5.1.2 Additional Building Services - To furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant;

   5.1.3 Repairs - Except as otherwise provided in Article VII, to make such repairs to the roof, exterior walls, floor slabs, other structural components and common facilities of the Building as may be necessary to keep them in serviceable condition; and

   5.1.4 Quiet Enjoyment - That Landlord has the right to make this Lease and that Tenant on paying the rent and performing its obligations hereunder, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.


5.2    INTERRUPTIONS.
   Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience, annoyance, injury, death or for loss of business arising from power losses or shortages, air pollution or contamination by hazardous substances or from the necessity of Landlord's entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or Lot, or for interruption or termination (by reason of any cause reasonably beyond Landlord's control, including without limitation, loss of any applicable license or governmental approval), of the food service provided by Landlord pursuant to Section 5.1.5, or for excessive losses pursuant to Section 5.1.5. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor except as expressly otherwise provided in Article VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord shall use reasonable efforts in case of power losses or shortages, air pollution or contamination by hazardous substances to restore the services required to be provided under this Lease. However Landlord agrees to use its best efforts to diligently remedy the situation and minimize the disruption to Tenant's business.

   Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

   Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

                                   ARTICLE VI
                               TENANT'S COVENANTS

6.1    TENANT'S COVENANTS DURING THE TERM.
   Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:
   6.1.1 Tenant's Payments - To pay when due (a) all Annual Rent and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, (c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord without charge, and (d) as additional rent, all charges to Landlord for services rendered pursuant to
Section 5.1.2 hereof;

   6.1.2 Repairs and Yielding Up - Except as otherwise provided in Article VII and Section 5.1.3, to keep the Premises in good order, repair and condition, reasonable wear only excepted; and at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein in such order, repair and condition, first removing all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Tenant's election and which Tenant elects to remove, and repairing all damage caused by such removal and restoring the Premises and leaving them clean and neat;


   6.1.3 Occupancy and Use - Continuously from the Commencement Date, to use and occupy the Premises only for the Permitted Uses; not to injure or deface the Premises, Building, or Lot; and not to permit in the Premises anything or permit in the Premises any use thereof which is improper, offensive, contrary to law or ordinances, or liable to create a nuisance or to create an unsafe or hazardous condition or to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building; not to dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the atmosphere, septic,
                                                            ----------
sewage or other waste disposal system serving the Premises, not to generate, store or dispose of hazardous substances in or on the Premises or dispose of hazardous substances, from the Premises to any other location without the prior written consent of Landlord and then only in compliance with the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. (S) 6901 et seq., and all other applicable laws, ordinances and regulations; to notify Landlord of any incident which would require the filing of a notice under applicable federal, state, or local law; not to store or dispose of hazardous substances on the Premises, which shall include but not be limited to hazardous conditions
              ---------------------------------------------------------------
from x-ray equipment or compressed gases without first submitting to Landlord
----------------------------------------
a list of all such hazardous substances and all permits required therefor and thereafter providing to Landlord on an annual basis Tenant's certification that all such permits have been renewed with copies of such renewed permits; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health, and other codes, regulations, ordinances or laws applicable to the Premises. "Hazardous substances" as used in this paragraph shall mean "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601 and regulations adopted pursuant to said Act.

   6.1.4 Rules and Regulations - To comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

   6.1.5 Safety Appliances - To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

   6.1.6 Assignment and Subletting - Not without the prior written consent of Landlord to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law [Stricken Language]; as additional rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. Landlord's consent to any proposed assignment or subletting is required both as to the terms and conditions thereof, and as to the creditworthiness of the proposed assignee or subtenant and the consistency of the proposed assignee's or subtenant's business with other uses and tenants in the Building. Landlord's consent to assignment or subletting by Tenant shall not be unreasonably withheld, provided that Tenant is not then in default under this Lease.
[Stricken Language]
Tenant shall not be permitted to publicly market any portion of the Premises
----------------------------------------------------------------------------
for assignment or sublet when the Landlord has other space in the Office Park
-----------------------------------------------------------------------------
available for lease. In the event that any assignee or subtenant pays to Tenant
--------------------
any amounts in excess of the Annual Rent and additional rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay 50% of said excess (net of
                                           ------             -------
reasonable costs incurred by Tenant in entering into such sublease or
----------------------------------------------------------------------
assignment) to Landlord as and when received by Tenant. If Tenant requests
-----------
Landlord's consent to assign this Lease or sublet more than 25% of the Premises, Landlord shall have the option, exercisable by written notice to Tenant given within 10 days after receipt of such request, to terminate this Lease as of a date specified in such notice which shall not be less than 30 or more than 60 days after the date of such notice;

        If, at any time during the Term of this Lease, Tenant is:
        (i) a corporation or a trust (whether or not having shares of beneficial interest) and there shall occur any "change in control" (as defined below) of
                                     ----------------------------------------
Tenant [Stricken Language] or
------
        (ii) a partnership or association or otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant;

Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within 90 days thereafter if, in Landlord's reasonable judgement; the credit of Tenant is thereby impaired. This paragraph shall not apply if the initial Tenant named herein is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange including,
                                                                   ----------
but not limited to, the New York Stock Exchange, the American Stock Exchange or
-------------------------------------------------------------------------------
the National Association of Securities Dealers Automated Quotation System
-------------------------------------------------------------------------
(NASDAQ). For purposes of this paragraph, a "change in control" shall occur if
------------------------------------------------------------------------------
Mr. Peter M. Nomikos and companies in which he has a controlling interest hold
------------------------------------------------------------------------------
less than 50.1% of the outstanding voting stock of Tenant.
----------------------------------------------------------

   6.1.7 Indemnity - To defend, with counsel approved by Landlord, all actions against Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages secured by the Premises or the Building and Lot and any other party having an interest in the Premises ("Indemnified Parties") with respect to, and to pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorney's fees and expenses) causes of action, suits, claims, demands or judgements of any nature [Stricken Language] arising from (i) injury to or death or any person, or damage to or loss of property, on the Premises or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof unless caused by the negligence or willful misconduct of Landlord or its
                                        ---------------------
servants or agents, (ii) violation of this Lease, or (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees.

   6.1.8 Tenant's Liability Insurance - To maintain public liability insurance on the Premises indemnifying Landlord and Tenant against all claims and demands for (i) injury to or death of any person or damage to or loss or property, on the Premises or adjoining walks, streets or ways, or connected with the use, condition or occupancy of any thereof unless caused by the negligence or willful
                                                                      ----------
misconduct of Landlord or its servants or agents, (ii) violation of this Lease,
----------
or (iii) any act, fault or omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in
Section 1.1, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and shall be written on the "Occurrence Basis" and include Host Liquor liability insurance, and to furnish Landlord with certificates thereof;

   6.1.9 Tenant's Worker's Compensation Insurance - To keep all of Tenant's employees working in the Premises covered by worker's compensation insurance in statutory amounts and to furnish Landlord with certificates thereof;

   6.1.10 Landlord's Right of Entry - To permit Landlord and Landlord's agents entry: to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the 12 months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times;

   6.1.11  Loading - Not to place Tenant's Property, as defined in
Section 6.1.13, upon the Premises so as to exceed a rate of 50 pounds of live load per square foot and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise;

   6.1.12 Landlord's Costs - In case Landlord shall be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as additional rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation, and, as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease;

   6.1.13 Tenant's Property - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the gross negligence of Landlord;

   6.1.14 Labor or Materialmen's Liens - To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and immediately to discharge any such liens which may so attach;

   6.1.15 Changes or Additions - Not to make any changes or additions to the Premises without Landlord's prior written consent, provided that Tenant shall reimburse Landlord for all costs incurred by Landlord in reviewing Tenant's proposed changes or additions, and provided further that, in order to protect the functional integrity of the Building, all such changes and additions shall be performed by contractors selected from a list of approved contractors prepared by Landlord from time to time;

   6.1.16 Holdover - To pay to Landlord the greater of twice (a) the then fair market rent as conclusively determined by Landlord or (b) the total of the Annual Rent and additional rent then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof; the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease; at the option of Landlord exercised by a written notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year.

                                  ARTICLE VII
                              CASUALTY AND TAKING
7.1    CASUALTY AND TAKING.

   In case during the Term all or any substantial part of the Premises, Building, or Lot or any one or more of them, are damaged materially by fire or any other cause, or by action of the public or other authority in consequence thereof or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made, notwithstanding Landlord's entire interest may have been divested, by notice to Tenant within 30 days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall be not less than 30 nor more than 60 days after the date of notice of such termination. If in any such case the Premises are rendered unfit for use and occupation and the Lease is not terminated, Landlord shall use due diligence to put the Premises, or, in case of a taking, what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required or permitted to remove) into proper condition for use and occupation to the extent permitted by the net award of insurance or damages available to Landlord, and a just proportion of the Annual Rent and additional rent according to the nature and extent of the injury shall be abated until the Premises or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Rent and additional rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Annual Estimated Operating Expenses.

7.2    RESERVATION OF AWARD.
   Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and hereby irrevocably designates and appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant or anybody claiming under Tenant, at its own expense or (ii) relocation expenses recoverable by Tenant from such authority in a separate action.

                                  ARTICLE VIII
                               RIGHTS OF MORTGAGEE

8.1    PRIORITY OF LEASE.
   This Lease is and shall continue to be subject and subordinate to any presently existing mortgage or deed of trust of record covering the Lot or Building or both (the "mortgaged premises"). The holder of any such presently existing mortgage or deed of trust shall have the election to subordinate the same to the rights and interests of Tenant under this Lease exercisable by filing with the appropriate recording office a notice of such election, whereupon the Tenant's rights and interests hereunder shall have priority over such mortgage or deed of trust.

   Unless the option provided for in the next following sentence shall be exercised, this Lease shall be superior to and shall not be subordinate to any mortgage, deed of trust or other voluntary lien hereafter placed on the mortgaged premises. The holder of any such mortgage, deed of trust or other voluntary lien shall have the option to subordinate this Lease to the same, provided that such holder enters into an agreement with Tenant by the terms of which the holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceeding or other wise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon any one purchasing the mortgaged premises at any foreclosure sale. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

8.2    RIGHTS OF MORTGAGE HOLDERS; LIMITATION OF MORTGAGEE'S LIABILITY
   The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.4, no such holder of a mortgage shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure, and such holder shall not in any event be liable to perform or for failure to perform all of the obligations of Landlord under Section 3.1. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord (except for the obligations under Section 3.1), subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

8.3    MORTGAGEE'S ELECTION.
   Notwithstanding any other provision to the contrary contained in this Lease, if prior to substantial completion of Landlord's obligations under Article III, any holder of a first mortgage on the mortgaged premises enters and takes possession thereof for the purpose of foreclosing the mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within 90 days after such entry and taking of possession, not to perform Landlord's obligations under Article III, and in such event such holder and all persons claiming under it shall be relieved of all obligations to perform, and all its obligations hereunder by written notice to Landlord and such holder given within 30 days after the day on which such holder shall have given its notice as aforesaid.

8.4    NO PREPAYMENT OR MODIFICATION, ETC.
   Tenant shall not pay Annual Rent, additional rent, or any other charge more than 10 days prior to the due date thereof. No prepayment of Annual Rent, additional rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of the Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5    NO RELEASE OR TERMINATION.
   No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

8.6    CONTINUING OFFER.
   The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7    MORTGAGEE'S APPROVAL.
   Landlord's obligation to perform its covenants and agreements hereunder is subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to make a mortgage loan which is in effect on the date hereof. Unless Landlord gives Tenant written notice within 30 business days after the date hereof that such holder or issuer, or both, disapprove this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section 8.7 shall be of no further force or effect.


                                   ARTICLE IX
                                    DEFAULT
9.1    EVENTS OF DEFAULT.
   If any default by Tenant continues after notice, in case of Annual Rent, additional rent, Tenant Improvement Reimbursement or any other monetary obligation to Landlord for more than 10 days, or in any other case for more than 30 days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in 30 days and Tenant diligently endeavors to cure such default; or if Tenant becomes insolvent, fails to pay its debts as they fall due, files a petition under any chapter of the U. S. Bankruptcy Code, 11 U.S.C. 101 et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Tenant; or if Tenant proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property of Tenant; or if the leasehold hereby created is taken on execution or other process of law in any action against Tenant; then, and in any such case, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice, at Landlord's election, do any one or more of the following: (1) give Tenant written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (2) with or without process of law, in a lawful manner, enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event the Lease shall be irrevocably extinguished and terminated at the time of such entry, or (3) pursue any other rights or remedies permitted by law. Any such termination of the Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from tenant, if any, and pay over the balance, if any, to Tenant.

9.2    TENANT'S OBLIGATIONS AFTER TERMINATION
   In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the annual Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgement considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

   So long as at least 12 months of the Term remain unexpired at the time of such termination, in lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 9.1, or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Annual Rent and additional rent accrued under Article IV in the 12 months ended next prior to such termination plus the amount of Annual Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.2 up to the time of payment of such liquidated damages.

   Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, to less than the amount of the loss or damages referred to above.


                                   ARTICLE X
                                 MISCELLANEOUS

10.1   NOTICE OF LEASE.
   Upon request of either party, both parties shall execute and deliver, after the Term begins, a short form of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

10.2 [Stricken Language]

10.3   NOTICES FROM ONE PARTY TO THE OTHER.
   All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such ether address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to the Tenant. Any notice shall have been deemed duly given if mailed to such address postage prepaid, registered or certified mail, return receipt requested, when deposited with the U.S. Postal Service, or if delivered to such address by hand, when so delivered.

10.4   BIND AND INURE.
   The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the individual partners, trustees, stockholders, officers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

10.5   NO SURRENDER.
   The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

10.6   NO WAIVER, ETC.
   The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Annual Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing and signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.7   NO ACCORD AND SATISFACTION.
   No acceptance by Landlord of a lesser sum than the Annual Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.8   CUMULATIVE REMEDIES.
   The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

10.9   LANDLORD'S RIGHT TO CURE.
   If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of 4% per annum in excess of the then average prime commercial rate of interest being charged by the three largest national banks in Boston, Massachusetts) and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

10.10  ESTOPPEL CERTIFICATE.
   Tenant agrees, from time to time, upon not less than 15 days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect; that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and additional rent and to perform its other covenants under this Lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this
Section 10.10 shall be in a form reasonably acceptable to and may be relied upon by any prospective purchaser or mortgagee of the premises which include the Premises or any prospective assignee of any such mortgagee.

10.11  WAIVER OF SUBROGATION.
   Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrences of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

10.12  ACTS OF GOD.
   In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay.



10.13  BROKERAGE.
   Tenant represents and warrants that it has dealt with no broker in connection with this transaction other than Spaulding and Slye Colliers Limited Partnership and The Conrad Group and agrees to defend, with counsel approved by Landlord,
--------------------
indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than Spaulding and Slye Colliers Limited Partnership and The Conrad
                                                                  --------------
Group with respect to Tenant's dealings in connection with this Lease.
-----

10.14  SUBMISSION NOT AN OFFER.
   The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each of them.



10.15  APPLICABLE LAW AND CONSTRUCTION.
   This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

   There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

   The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

   Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one Tenant, the obligations imposed by this Lease upon Tenant shall be joint and several.

                                   ARTICLE XI
                                SECURITY DEPOSIT

     Landlord acknowledges receipt from Tenant of the Security Deposit, to be held by Landlord, as security, which shall be increased by the lesser of
                               ------------------------------------------
(a) the cost of the Leasehold Improvements or (b) $225,000 (hereinafter the
---------------------------------------------------------------------------
"Leasehold Improvement Security Deposit") on the ninety-first (91st) day
------------------------------------------------------------------------
following the Commencement Date, if, and only if, the Tenant does not
----------------------------------------------------------------------
substantially complete the Leasehold lmprovements in accordance with Article III
--------------------------------------------------------------------------------
within ninety (90) days from the Commencement Date. The Leasehold Improvement
------------------------------------------------------------------------------
Security Deposit shall be returned to Tenant upon completion of the Leasehold
------------------------------------------------------------------------------
Improvements, which completion shall be certified by the Landlord's Architect.
------------------------------------------------------------------------------
The Security Deposit shall be held [without] in an interest bearing escrow
----------------------------------           -----------------------------
account for and during the Term, which deposit plus interest shall be returned
-------                                        -------------
to Tenant at the termination of this Lease, provided there exists no breach of any undertaking of Tenant. Notwithstanding the foregoing, the Security
                              --------------------------------------------
Deposit shall be reduced on August 1 1999 to $47,000 (the "Security Deposit
----------------------------------------------------------------------------
Reduction Date"), provided that the Tenant has not been in default at any
-------------------------------------------------------------------------
time during the Term. If all or any part of the Security Deposit is applied to
--------------------
an obligation of Tenant hereunder, Tenant shall immediately upon request by Landlord restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of its interest under this Lease, the Security Deposit may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

If, in the Landlord's sole and reasonable discretion, Landlord deems the
------------------------------------------------------------------------
Tenant's creditworthiness to be significantly improved as a result of an Initial
--------------------------------------------------------------------------------
Public Stock Offering, Landlord shall review the terms of the Security Deposit,
-------------------------------------------------------------------------------
which may be reduced earlier than the Security Deposit Reduction Date. In all
-----------------------------------------------------------------------------
other respects the terms of the Security Deposit as described herein shall
--------------------------------------------------------------------------
remain unchanged.
----------------



      EXECUTED as a sealed instrument in three or more counterparts on the day and year first written above.



               LANDLORD:  THE TRUSTEES OF LEXINGTON DEVELOPMENT COMPANY TRUST
                          by its Agent, Spaulding and Slye Services Limited Partnership


                             /s/Robert K. Lemons
                          By:--------------------------
                            Robert K. Lemons
                            Senior Vice President



               TENANT:

                             /s/Peter M. Nomikos
                          By:--------------------------

                                   Peter M. Nomikos
                          Name:------------------------
                             (please print or type)


                                President of Photoelectron Corp.
                          Title:-----------------------
                             (please print or type)

                            A copy of Tenant's Corporate authorization for
                               such execution is attached hereto.

                                   EXHIBIT B
                                   ---------
                                 RIDER TO LEASE

                                    between

              The Trustees of Lexington Development Company Trust

                                      and

                           PhotoElectron Corporation

The following provisions are incorporated as an integral part of the captioned Lease.


1.   ANNUAL RENT INCREASE The Annual Base Rent shall be
     --------------------            ----
     adjusted as follows:


     For the period of July 15, 1997 - July 31, 1998 - The Annual Base
                                                                  ----
     Rent shall be increased to $8.75/RSF:


     For the period of August 1, 1998 - July 31, 1999 - The Annual Base Rent
                                                                   ----
     shall be increased to $9.25/RSF:


     For the period of August 1, 1999 - July 31, 2000 - The Annual Base Rent
                                                                   ----
     shall be increased to $10.25/RSF:


     For the period of August 1, 2000 - July 31, 2001 - The Annual Base Rent
                                                                 ----
     shall be increased to $11.25/RSF:


     For the period of August 1, 2001 - July 31, 2002 - The Annual Base Rent
                                                                  ----
     shall be increased to $11.75/RSF:


2.   (Intentionally Deleted)
      ---------------------


3.   LEASEHOLD IMPROVEMENTS Tenant agrees to accept the Premises in its "as-is"
     ----------------------
condition; with the exception that Landlord shall be responsible for the removal and repair of approximately twelve (12) half-height partitions located in the Northwest corner of the first floor area only. Tenant shall be responsible to pay all expenses toward the cost of architectural and engineering costs to prepare the Complete Plans.


4.   LEASE EXTENSION
     ---------------

Provided that this Lease is in full force and effect, Tenant has not been in default under the terms of this Lease at any time during the term of the Lease or at the time that Tenant exercises its option to extend the term or at the commencement of such extension term and further provided that Tenant has not assigned or sublet the original Premises and, in the event Tenant has exercised
                       --------          ---------------------------------------
its Option To Expand, the Tenant has not sublet or assigned more than 25% of
-----------------------------------------------------------------------------
the Total Rentable Floor Area of the Building, [Stricken Language] and
----------------------------------------------
Tenant is the then occupant of the [Stricken Language] Premises, Tenant shall have the right to extend the term hereof for one (1) additional term of (5) five years to commence immediately upon the expiration of the initial term by written notice ("Tenant Extension Notice") to the Landlord given on or before that date which is nine (9) months prior to the expiration of the initial
Term. If Tenant does not provide written notice of its option to extend on or before the

Exhibit B, Rider To Lease
Photoelectron
pg. 2 of 3

dates specified herein, Tenant's option to extend shall be null and void and Tenant shall have no right to extend the Term.

Such extension term shall be upon all of the same terms and conditions described herein with the exception that Annual Rent payable shall be the then Fair Market Rent. Landlord shall not be responsible for any leasehold improvements to the Premises during the Extension Term.

If Tenant does not provide written notice of its option to extend on or before the dates specified herein, Tenant's option to extend shall be null and void and Tenant shall have no right to extend the Term.

5.     OPTION TO EXPAND
       ----------------

Effective [Stricken Language] August 1, 1999 (the "Expansion Commencement Date"), provided that Tenant is not then in default hereunder, Tenant shall have the option to lease 15,718 RSF of additional space on the second floor at Five Forbes Road (the "Expansion Space" as described in Exhibit A-1). Tenant shall exercise this option by giving nine (9) months written notice to Landlord [Stricken Language] prior to the Expansion Commencement Date of its intention to lease the Expansion Space. Within fifteen (15) days of receipt by Landlord of
                           --------------------------------------------------
Tenant's notice, Landlord shall notify Tenant of the Annual Rent for the term
----------------------------------------------------------------------------
[Stricken Language] of the Lease for the additional space (the "Fair Market
                    ------                                -----------------
Rent Notice") which shall be upon all of the same terms and conditions as are
------------
contained herein except that the Annual Rent shall be the then Fair Market
                                                      -------------------
Rent which (a) Fair Market Rent shall not be less than $17.83/RSF
-----------------------------------------------------------------
including the Tenant's original Annual Estimated Operating Costs,
-----------------------------------------------------------------
being the average annual rent payable for the last three years of the Tenant's
------------------------------------------------------------------------------
original term and (b) Fair Market Rent shall not be greater than $20.00/RSF
---------------------------------------------------------------------------
including the Tenant's original Annual Estimated Operating Costs. Tenant shall
------------------------------------------------------------------------------
have fifteen (15) days from the Fair Market Rent Notice to advise Landlord in
-----------------------------------------------------------------------------
writing of Tenant's acceptance of the Fair Market Rent. If Tenant fails to
--------------------------------------------------------------------------
notify Landlord within such time period, Tenant shall be deemed to have rejected
--------------------------------------------------------------------------------
Landlord's offer, and Landlord shall be free to lease space to any third party
------------------------------------------------------------------------------
without further notice to Tenant. Additionally, if Landlord and Tenant, acting
------------------------------------------------------------------------------
reasonably and in good faith to negotiate the Fair Market Rent, are unable to
-----------------------------------------------------------------------------
agree to the Fair Market Rent within thirty (30) days from the Fair Market Rent
-------------------------------------------------------------------------------
Notice date, then Landlord shall be free to lease space to any third party
--------------------------------------------------------------------------
without further notice to Tenant. [Stricken Language] Landlord and Tenant
--------------------------------
further agree that the term shall be co-terminus with the Term of this Lease.
        -----
Landlord shall not be responsible for any Leasehold Improvements to the Expansion Space.


6.     RIGHT OF FIRST OFFER
       --------------------

Subject to the conditions subsequently set forth, and provided this Lease is in full force and effect, and provided that Tenant has not been in default under the terms of this Lease at any time during the term of the Lease or at the time tenant exercises its right of first offer or at the commencement of the term for the Additional Space (as defined herein) and provided further that Tenant [Stricken Language] is the then occupant of the entire Premises, Tenant shall have the Right of First Offer (the "Right of First Offer") to lease the rentable area outlined on Exhibit A-2 (the

Exhibit B, Rider To Lease
Photoelectron
pg. 3 of 3

"Additional Space"). Tenant's right to lease the Additional Space shall arise only upon the expiration of the term of any leases and shall be subject to such options to extend or expand or rights of first refusal or first offer or similar rights as may be held by any other tenant in the Building, pursuant to the terms of its lease.

In the event landlord intends to lease the Additional Space, and this Right of First Offer is applicable in accordance with the foregoing, Landlord shall give written notice to Tenant of the availability of such space for leasing and on what terms Landlord intends to lease such space. The Additional Space shall be offered in its strictly "as-is" condition. Upon receipt of Landlord's notice, Tenant shall have fifteen (15) days from the date of Landlord's notice to advise Landlord in writing of Tenant's election to exercise its rights hereunder. If Tenant fails to notify Landlord within such time period, Tenant shall be deemed to have rejected Landlord's offer, and Landlord shall be free to lease such
                                  -----------------------------------------
portion of the Additional Space to any person or entity without making any
--------------------------------------------------------------------------
further offer to Tenant. If accepted by Tenant then the Additional Space offered
----------------------------------------------
shall be taken by Tenant upon all the terms and conditions contained in Landlord's offer. If requested by Landlord, Tenant shall execute a new lease or amend the existing Lease to include the Additional Space.

EXHIBIT A  [FIVE FORBES ROAD, FIRST FLOOR DRAWING GOES HERE.]

EXHIBIT A-1  [FIVE FORBES ROAD, SECOND FLOOR DRAWING GOES HERE.]

EXHIBIT A-2  [ONE FORBES ROAD, FIRST FLOOR DRAWING GOES HERE.]

EXHIBIT B [ONE FORBES ROAD, SECOND FLOOR DRAWING GOES HERE.]

EXHIBIT C  [FIVE FORBES ROAD PROPOSED TENANT IMPROVEMENTS DRAWING GOES HERE.]

                                   EXHIBIT D
                              LANDLORD'S SERVICES
I. CLEANING
   A.  General
   1. All cleaning work will be performed between 8 a.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.
   2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.
   B.  Daily Operations (5 times per week)
   1.  Tenant Areas
       a.  Empty and clean all waste receptacles; wash receptacles as necessary.
       b.  Vacuum all rugs and carpeted areas.
       c.  Empty, damp-wipe and dry all ashtrays.
   2.  Lavatories
       a.  Sweep and wash floors with disinfectant.
       b.  Wash both sides of toilet seats with disinfectant.
       c.  Wash all mirrors, basins, bowls, urinals.
       d.  Spot clean toilet partitions.
       e.  Empty and disinfect sanitary napkin disposal receptacles.
       f.  Refill toilet tissue, towel, soap, and sanitary napkin dispensers.
   3.  Public Areas
       a.  Wipe down entrance doors and clean glass (interior and exterior).
       b.  Vacuum elevator carpets and wipe down doors and walls.
       c.  Clean water coolers.
   C.  Operations as Needed (but not less than every other day)
   1.  Tenant and Public Areas
       a.  Buff all resilient floor areas.
   D.  Weekly Operations
   1.  Tenant Areas, Lavatories, Public Areas
       a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, window sills, door ledges, chair rails, baseboards, convector tops, etc., within normal reach.
       b. Remove finger marks from private entrance doors, light switches, and doorways.
       c.  Sweep all stairways.
   E.  Monthly Operations
       1.  Tenant and Public Areas
           a.  Thoroughly vacuum seat cushions on chairs, sofas, etc.
           b.  Vacuum and dust grillwork.
       2.  Lavatories
           a.  Wash down interior walls and toilet partitions.
   F.  As Required and Weather Permitting
       1.  Entire Building
           a.  Clean inside of all windows.
           b.  Clean outside of all windows.
   G.  Yearly
       1.  Tenant and Public Areas
           a.  Strip and wax all resilient tile floor areas.

II.  HEATING, VENTILATING, AND AIR CONDITIONING.
     1. Heating, ventilating, and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (excepting holidays); Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m.
     2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.
III. WATER
     Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.
IV.  ELEVATORS (if Building is Elevatored)
     Elevators for the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.
V.   RELAMPING OF LIGHT FIXTURES
     Tenant will reimburse Landlord for the cost of lamps, ballasts and starters and the cost of replacing same within the Premises.
VI.  CAFETERIA AND VENDING INSTALLATIONS
     1. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.
     2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.
VII. ELECTRICITY
     A. Landlord, at Landlord's expense, shall furnish electrical energy required for lighting, electrical facilities, equipment, machinery, fixtures, and appliances used in or for the benefit of Tenant's Space, in accordance with the provisions of the Lease of which this Exhibit is part.
     B. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as desk-top calculators and typewriters, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal building operating hours. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding increase in Annual Rent by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord, such increase to be effective as of the date of any such installation. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs provided in Section 4.2 hereof.
     C. Tenant's use of electrical energy in Tenant's Space shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving Tenant's Space. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of Tenant's Space. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding in Annual Rent by an amount which will reflect the cost to Landlord of the additional service to be furnished by Landlord, such increase to be effective as of the date of any such connection. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs provided in Section 4.2 hereof.
D. If at any time after the date of this Lease, the rates at which Landlord purchases electrical energy from the public utility supplying electric service to the Building, or any charges incurred or taxes payable by Landlord in connection therewith, shall be increased or decreased, the Annual Rent and ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE shall be increased or decreased, as the case may be, by an amount equal to the estimated increase or decrease, as the case may be, in Landlord's cost of furnishing the electricity referred to in Paragraph A above as a result of such increase or decrease in rates, charges, or taxes. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs as provided in Section 4.2 hereof. Any such increase or decrease shall be effective as of the date of the increase or decrease in such rate, charges, or taxes.
E. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (1) Landlord agrees to give reasonable advance notice of any such discontinuance to Tenant;
   (2) Landlord agrees to permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving Tenant's Space to be used by Tenant and/or such public utility for such purpose to the extent they are suitable and safely capable; (3) Landlord agrees to pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility's election, to pay for such other installations as such public utility may require, as a condition of providing comparable electrical service to Tenant; (4) the Annual Rent shall be equitably decreased to reflect such discontinuance by an amount equal to the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE then in effect; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.
F. Whenever the Annual Rent is increased or decreased pursuant to any of the foregoing paragraphs of this Article, the parties agree, upon request of either, to execute and deliver each to the other an amendment to this Lease confirming such increase or decrease.

                                   EXHIBIT E
                             RULES AND REGULATIONS

1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Premises.

2. The moving in or out of all safes, freight, furniture, or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, lease or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building. Bicycles shall not be permitted in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord.

6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises; (c) at any time sell, purchase or give away, or permit the sale, purchase, or gift of food in any form.

7. Tenant shall not: (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the Premises to engage in the manufacture or sale of, or permit the use of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

8. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.

9. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises without the
                                                                    -----------
     Landlord's prior written approval. Interior signs on doors and exterior
     ---------------------------------                          ------------
     signage as approved in the sole discretion of the Landlord shall be painted
     ----------------------------------------------------------
     or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color, location
                                                                      --------
     and style acceptable to Landlord.

10. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

11. Door keys for doors in the Premises will be furnished at the Commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord and will provide to landlord the means of opening of safes, cabinets, or vaults left on the Premises. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

12. Tenant shall cooperate and participate in all security programs affecting the Building.

13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily embraced within Tenant's use of the Premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Management Office.

15. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, driving of nails, or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering the Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited. Landlord consents to Tenant's installation of normal office decorations including artwork, bulletin boards, calendars, etc.

16. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access.

17. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

18. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

19. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the office of the Managing Agent of the Building no later than 2:00 pm the preceding work day (Monday through Friday) on forms available from the office of the Managing Agent. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel authorized to make such request. The Tenant shall be charged for such operation in the form of additional rent; such charges are to be determined by the Managing Agent and shall be fair and reasonable and reflect the additional operating costs involved.

20. Tenant covenants and agrees that its use of the Premises shall not cause a discharge of more than the gallonage per foot of Premises Design Floor Area per day of sanitary (non-industrial) sewage allowed under the sewage discharge permit for the Building. Discharges in excess of that amount, and any discharge of industrial sewage, shall only be permitted if Tenant, at its sole expense, shall have obtained all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof. Tenant shall submit to Landlord on December 31 of each year of the Term of this Lease a statement, certified by an authorized officer of Tenant, which contains the following information: name of all chemicals, gases, and hazardous substances, used, generated, or stored on the Premises; type of substance (liquid, gas or granular); quantity used, stored or generated per year; method of disposal; permit number, if any, attributable to each substance, together with copies of all permits for such substances; and permit expiration date for each substance.